News Release.

March 20, 2017

Mansounia, Guinea – Prolongation of Exploration License Granted.

Vancouver, BC – March 20, 2017. (OTCQB:BLXX) Blox, Inc., ("BLOX" or the "Company") is pleased to announce that the extension of its exploration license at the Mansounia Gold Project has been granted by the Ministry of Mines and Geology in Guinea, West Africa. The extension allows Blox, Inc. to move forward with additional exploration programs, based on targets identified within the Mansounia concession during former desktop studies. Granting of the Exploration License extension has enabled work on a project viability study to progress more rapidly and this is seen as a critical step along the path to an Exploitation License.

In late February 2017, the Board of Directors and management teams from Vancouver and Guinea met in Accra, Ghana, to further the process of advancing a project viability study for the Mansounia Gold Project. In addition, the Environmental Impact Assessment of the concession is in progress. Once completed, the results of these two studies will be presented to the Guinea Ministry of Mines and Geology and the Environmental Protection Agency in Guinea, with a view to advancing towards an Exploitation License.

The field program scheduled last year has now been completed with results pending. Crews were on the ground at Mansounia undertaking geological traverses and collecting soil and rock grab samples. Those samples have now been sent to the laboratory for analysis. No results were available as at the date of this release.

Concession Overview.
Mansounia is located in the Siguiri Basin in the Kankan region of Eastern Guinea. The Mansounia Gold Project has a Mineral Resource Estimate of 1.29Moz above a 0.4 g/t Au cut-off grade classified as Indicated and Inferred (reported by Runge Limited in accordance with the JORC guidelines and code for the Reporting or Mineral Resource Estimates, 2011). The total concession covers an area of 145km^2 and is largely unexplored.


SENEGAL
MALI
Bamako
GUINEA-BISSAU
Gaoual
Labé
Dinguiraye
Siguiri
GUINEA
Boké
Kamsar
Télimélé
Dabola
Kouroussa
Fria
Mamou
Kankan
Boffa
Kindia
Faranah
Mansounia
Coyah
Conakry
Forécariah
Kissidougou
Kérouané
SIERRA LEONE
Freetown
LIBERIA
Nzérékoré
0 75 mi
0 75 km


Guinea

The Mansounia Gold Project is located near Kouroussa in Eastern Guinea, West Africa.

The Company wishes to advise that, as at the date of this announcement, there are no material facts that have not been publicly disclosed.

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Robert Spiers (MAIG), a "qualified person" under JORC 2012 and NI 43-101.

Cautionary Note Regarding Forward-looking Information

Forward Looking Statement Disclaimer. This press release may present "forward-looking statements" within the meaning of applicable securities legislation that involve inherent risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect continuing the economic re-assessment of our assets in Guinea and Ghana, or potentially moving into production in the medium term. Generally, these forward-looking statements can be identified by the use of forward looking terminology such as "plans", "expects" or "does not expect", "is expected", budget", “scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results “may", "could", "would", "might" or "will be taken", "occur" or "be achieved". Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause the actual results, level of activity, performance or achievements of Blox, Inc. or the combined company to be materially different from those expressed or implied by such forward looking statements, including but not limited to: risks related to international operations, risks related to the integration of acquisitions; risks related to joint venture operations; actual results of current exploration activities; actual results of current or future reclamation activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of gold and other minerals and metals; possible variations in ore reserves, grade or recovery rates; failure of equipment or processes to operate as anticipated; accidents, labor disputes and other risks of the mining industry; and delays in obtaining governmental approvals or financing or in the completion of development or construction activities. Although the management and officers of Blox, Inc believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions and have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. Blox, Inc. does not undertake to update any forward-looking statements that are incorporated by reference herein, except in accordance with applicable securities laws.